Exhibit 10.2

GUSHEN, INC.

RESTRICTED STOCK AWARD AGREEMENT

FOR

[Employee Name]

1. Award of Restricted Stock. Gushen, Inc., a Nevada corporation (the “Company”), hereby grants, as of   July 31, 2022      (the “Date of Grant”), to         (the “Participant”),          restricted shares (collectively the “Restricted Stock”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”). The Restricted Stock shall be subject to the terms, provisions and restrictions set forth in this Award Agreement (the “Award Agreement”) and the Company’s 2021 Equity Incentive Plan, as amended (the “Plan”), which is incorporated herein for all purposes. As a condition to entering into this Award Agreement, and as a condition to the issuance of any Awards (or any other securities of the Company), the Participant agrees to be bound by all of the terms and conditions herein and in the Plan. Unless otherwise provided herein, terms used herein that are defined in the Plan and not defined herein shall have the meanings attributable thereto in the Plan.

2. Vesting of Restricted Stock

(a) General. Subject to the provisions of Sections 2(b) to 2(d) of this Award Agreement, the Restricted Stock subject to this Award Agreement shall become vested and non-forfeitable (collectively the “Vested Stock”) ninety (90) days from the Date of Grant (the “Applicable Date”), provided the Participant’s employment or engagement as an Employee, Officer, Director or Consultant has not been terminated by the Company from the date hereof until such Applicable Date.

(b) Change of Control. In the event of a change of control of the Company, the Restricted Stock subject to this Award Agreement shall vest and become non-forfeitable in full, to the extent not vested previously, provided Participant’s employment or engagement has not been terminated by the Company from the date hereof until such time.

(c) Death, Disability or Other Termination. Notwithstanding any other provision of this Award Agreement, if (i) Participant terminates the employment or engagement with the Company or is unable to remain available to render services to the Company as a result of the death or disability of the Participant, or (ii) the Company takes action to terminate the employment or engagement other than for cause or pursuant to mutual consent of the Company and Participant, the Restricted Stock subject to this grant shall vest and become non-forfeitable in full, to the extent not vested previously, contemporaneously upon such event or circumstances. For purposes of this Award Agreement, the Participant shall be deemed to have incurred a “disability” if he or she is unable to provide his or her service to the Company, with or without reasonable accommodation, as the result of any physical or mental impairment that lasts more than ninety (90) days in any consecutive rolling one hundred and eighty (180) days.

(d) Forfeiture. Subject to this Section 2 of this Award Agreement and Section 6(c)(iv) of the Plan, all unvested shares of Restricted Stock shall be immediately forfeited upon the mutual consent of the Company and Participant or as a result of termination for cause of Participant’s employment or engagement by the Company. For purpose of this Award Agreement, “cause” shall mean (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws or other applicable laws where the Participant domiciles; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

3. Delivery of Restricted Stock.

(a) Issuance of Stock Certificates and Legends. One or more stock certificates evidencing the Vested Stock shall be issued in the name of the Participant on each relevant Applicable Date, subject to Section 2of this Award Agreement. Such stock certificate shall be delivered to the Participant as soon as administratively practicable after the Applicable Date. All such stock certificates shall bear the following legends, along with such other legends that the Board or the Committee shall deem necessary and appropriate or which are otherwise required or indicated pursuant to any applicable stockholder agreement:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO SUBSTANTIAL VESTING AND OTHER RESTRICTIONS AS SET FORTH IN THE RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES, AND INCLUDE VESTING CONDITIONS WHICH MAY RESULT IN THE COMPLETE FORFEITURE OF THE SHARES.

(b) Book Entry.  Notwithstanding the foregoing, instead of issuing and delivering physical stock certificates, the Company may evidence the Participant’s interest in the Vested Stock by using a restricted book entry account with the Company’s Transfer Agent as of the Applicable Date. Such book entry account shall be marked with the restrictive legends as provided under Section 3(a).

4. Rights with Respect to Restricted Stock.

(a) General. Except as otherwise provided in this Award Agreement and the Plan, the Participant shall have, with respect to all of the shares of Vested Stock, all of the rights of a holder of shares of Common Stock of the Company, including without limitation (i) the right to vote such Vested Stock, (ii) the right to receive dividends, if any, as may be declared on the Vested Stock from time to time, and (iii) the rights available to all holders of shares of Common Stock of the Company upon any merger, consolidation, reorganization, liquidation or dissolution, stock split-up, stock dividend or recapitalization undertaken by the Company, subject to Section 4(b) of the Plan; provided, however, that all of such rights shall be subject to the terms, provisions, conditions and restrictions set forth in this Award Agreement and Plan. Any Awards issued to the Participant as a dividend with respect to shares of Restricted Stock shall have the same status and bear the same legend as the shares of Restricted Stock.

(b) Adjustments. If at any time while this Award Agreement is in effect, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company through the declaration of a stock dividend, recapitalization or any other corporate action described under Section 4(b) of the Plan, then and in that event, the Board or the Committee shall make any adjustments it deems fair and appropriate, in view of such change, in the number of shares of Restricted Stock then subject to this Award Agreement, whether Vested Stock or not, in accordance with Section 4(b) of the Plan. If any such adjustment shall result in a fractional share of Common Stock, such fraction shall be disregarded.

(c) No Restrictions on Certain Transactions. Notwithstanding any term or provision of this Award Agreement to the contrary, the existence of this Award Agreement, or of any outstanding Restricted Stock awarded hereunder, shall not affect in any manner the right, power or authority of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business; (ii) any merger, consolidation or similar transaction by or of the Company; (iii) any offer, issue or sale by the Company of any capital stock of the Company, including any equity or debt securities, or preferred or preference stock that would rank prior to or on parity with the Restricted Stock and/or that would include, have or possess other rights, benefits and/or preferences superior to those that the Restricted Stock includes, has or possesses, or any warrants, options or rights with respect to any of the foregoing; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the stock, assets or business of the Company; or (vi) any other corporate transaction, act or proceeding (whether of a similar character or otherwise).

5. Transferability. Unless otherwise determined by the Board or the Committee and notwithstanding Section 6(g)(iv) of the Plan, the Vested Stock are transferable as of the Applicable Date. For purposes of this Award Agreement, “Transfer” shall mean any sale, transfer, encumbrance, gift, donation, assignment, pledge, hypothecation, or other disposition, whether similar or dissimilar to those previously enumerated, whether voluntary or involuntary, and including, but not limited to, any disposition by operation of law, by court order, by judicial process, or by foreclosure, levy or attachment.

6. Tax Matters.

(a) Participant’s Responsibilities for Tax Consequences. Tax consequences on the Participant (including without limitation federal, state, local and foreign income tax consequences) with respect to the Restricted Stock (including without limitation the grant, vesting and/or forfeiture thereof) are the sole responsibility of the Participant. The Participant shall consult with his or her own personal accountant(s) and/or tax advisor(s) regarding these matters.

(b) Satisfaction of Withholding Requirements. The Participant may satisfy the withholding requirements with respect to the Restricted Stock pursuant to any one or combination of the following methods: (i) payment in cash; or (ii) if and to the extent permitted by the Board or the Committee, payment by surrendering unrestricted previously held Awards which have a value equal to the required withholding amount or the withholding of Awards that otherwise would be deliverable to the Participant pursuant to this Award Agreement.

7. Amendment, Modification & Assignment; Non-Transferability. This Award Agreement may only be modified or amended in a writing signed by the parties hereto. No promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, with respect to the subject matter hereof, have been made by either party which are not set forth expressly in this Award Agreement. Unless otherwise consented to in writing by the Company, in its sole discretion, this Award Agreement (and Participant’s rights hereunder) may not be assigned, and the obligations of Participant hereunder may not be delegated, in whole or in part. The rights and obligations created hereunder shall be binding on the Participant and his heirs and legal representatives and on the successors and assigns of the Company.

8. Complete Agreement. This Award Agreement (together with those agreements and documents expressly referred to herein, for the purposes referred to herein) and the Plan embody the complete and entire agreement and understanding between the parties with respect to the subject matter hereof, and supersede any and all prior promises, assurances, commitments, agreements, undertakings or representations, whether oral, written, electronic or otherwise, and whether express or implied, which may relate to the subject matter hereof in any way. To the extent relevant, the Translated Version as provided in Section 9(j) of this Award Agreement does not form a part of this Award Agreement.

9. Miscellaneous.

(a) No Right to (Continued) Employment or Service. This Award Agreement and the grant of Restricted Stock hereunder shall not confer, or be construed to confer, upon the Participant any right to employment or service, or continued employment or service, with the Company or any Affiliate.

(b) No Limit on Other Compensation Arrangements. Nothing contained in this Award Agreement shall preclude the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans, agreements or arrangements, and any such plans, agreements and arrangements may be either generally applicable or applicable only in specific cases or to specific persons.

(c) Severability. If any term or provision of this Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or under the Plan or any applicable law, rule or regulation, then such provision shall be construed or deemed amended to conform to applicable law (or if such provision cannot be so construed or deemed amended without materially altering the purpose or intent of this Award Agreement, the grant of Restricted Stock hereunder, or the Plan, such provision shall be stricken as to such jurisdiction and the remainder of this Award Agreement and the award hereunder shall remain in full force and effect).

(d) No Trust or Fund Created. Neither this Award Agreement nor the grant of Restricted Stock hereunder shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and the Participant or any other person. To the extent that the Participant or any other person acquires a right to receive payments from the Company or any Affiliate pursuant to this Award Agreement, such right shall be no greater than the right of any unsecured general creditor of the Company.

(e) Governing Law. This Award Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada (without reference to the conflict of laws rules or principles thereof).

(f) Interpretation. The Participant accepts the Restricted Stock subject to all of the terms, provisions and restrictions of this Award Agreement and the Plan. The undersigned Participant hereby accepts as binding, conclusive and final all decisions or interpretations of the Board or the Committee upon any questions arising under this Award Agreement or the Plan. To the extent that there is any conflict between the terms, provisions and restrictions of this Award Agreement and the Plan, the Plan shall govern. To the extent relevant, the Translated Version as provided in Section 9(j) of this Award Agreement shall not be given any effect on the Interpretation of this Award Agreement.

(g) Headings. Section, paragraph and other headings and captions are provided solely as a convenience to facilitate reference. Such headings and captions shall not be deemed in any way material or relevant to the construction, meaning or interpretation of this Award Agreement or any term or provision hereof.

(h) Notices. Any notice under this Award Agreement shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited in the mail, registered, postage prepaid, and addressed, in the case of the Company, to the Company’s Chief Executive Officer at  Room 513, 5th Floor, No. 5 Haiying Road, Fengtai District, Beijing, China, or if the Company should move its principal office, to such principal office, and, in the case of the Participant, to the Participant’s last permanent address as shown on the Company’s records, subject to the right of either party to designate some other address at any time hereafter in a notice satisfying the requirements of this Section.

(i) Non-Waiver of Breach. The waiver by any party hereto of the other party’s prompt and complete performance, or breach or violation, of any term or provision of this Award Agreement shall be effected solely in a writing signed by such party, and shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party, or as a bar to the exercise of such right or remedy by such party, upon the occurrence of any subsequent breach or violation.

(j) Counterparts. This Award Agreement, in English, may be executed on two or more separate counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement. This Award Agreement may be translated into Mandarin Chinese (the “Translated Version”) for the reference of the Participant to understand this Award Agreement. Shall there be any conflicts between the English version and the Translated Version, the English version shall prevail.

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Award Agreement as of the date first written above.

GUSHEN, INC.

By:
Name:
Title:

Agreed and Accepted:

PARTICIPANT:

By:
[Insert name of Participant]

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